SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 14, 2006


                                West Marine, Inc.

                 ----------------------------------------------

             (Exact name of registrant as specified in its charter)



      Delaware                     0-22512                   77-0355502
  -----------------            ---------------           ------------------
  (State or other              (Commission File          (I.R.S. Employer
   jurisdiction of              Number)                   Identification No.)
   incorporation)



                500 Westridge Drive
              Watsonville, California                         95076
          --------------------------------                 ------------
       (Address of principal executive offices)             (Zip Code)



                                 (831) 728-2700
                             -----------------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

     On March 14, 2006, the Governance and Compensation Committee of the Board of Directors West Marine, Inc. approved the performance criteria and relative weighting of each criterion that will be used to determine cash bonus awards for West Marine's executive officers for fiscal year 2006. West Marine's executive officers are eligible to receive a cash bonus based on the achievement by West Marine of certain pre-established financial objectives. For fiscal year 2006, executive bonus awards will be based on overall growth of West Marine's net income and comparable store sales. If West Marine's fiscal year 2006 net income exceeds a pre-established threshold, West Marine's executive officers will receive 100% of their target bonuses. If, however, West Marine's fiscal year 2006 net income fails to exceed the pre-established threshold, West Marine's executive officers will not be eligible to receive a bonus.

    In addition, the fiscal year 2006 base salary payable to West Marine's executive officers was determined as follows:

--------------------------  ---------------------------------- ---------------
Peter Harris                Chief Executive Officer               $800,000
--------------------------  ---------------------------------- ---------------
Eric Nelson                 Senior Vice President and             $300,000
                            Chief Financial Officer
--------------------------  ---------------------------------- ---------------
Bruce Edwards               Senior Vice President of              $339,900
                            Stores Division
--------------------------  ---------------------------------- ---------------

                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              WEST MARINE, INC.





Date:  March 20, 2006                         By:/s/ Eric Nelson
                                                 -----------------------------
                                                 Eric Nelson
                                                 Senior Vice President and
                                                 Chief Financial Officer